Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant To
Section 13 or 15(d)
Of The Securities Exchange Act of 1934

Date of Report: April 12, 2004

KARRISON COMPAGNIE, INC.
(Exact Name of Registrant As Specified in Its Charter)

           Nevada                      333-64474              75-2912201
 (State Or Other Jurisdiction    (Commission File Number)    (IRS Employer
Of Incorporation Or Organization)                         Identification No.)
10200 Daradale Avenue
Baton Rouge, LA 70816
(Address Of Principal Executive Offices, Including Zip Code)

(225) 292-7000
(Registrant's Telephone Number, Including Area Code)

ITEM 1. CHANGE OF CONTROL OF REGISTRANT.

On March 31, 2004, Karrison Compagnie, Inc. (the "Company" or "Karrison"), a Nevada corporation, and Randal A. Gomez, the sole stockholder of all the outstanding capital stock of American Fidelity, Inc., a Louisiana corporation ("American Fidelity") entered into a Stock Exchange Agreement ("Exchange Agreement") whereby Mr. Gomez tendered to Karrison all issued and outstanding shares of common stock of American Fidelity in exchange for 9,200,000 shares of restricted common stock of Karrison. The effective date of the Exchange Agreement was April 1, 2004. American Fidelity is now a wholly-owned subsidiary of Karrison. The terms and conditions of the Exchange Agreement were the result of arm's length negotiations. However, no appraisal was taken.

A condition to the Exchange Agreement was that Karrison conduct a reverse split of its then outstanding common stock on the basis of 1 share of new stock for each 2.5 share of currently outstanding common stock. After taking into account the reverse stock split and the issuance of the 9,200,000 shares of common stock to Mr. Gomez, approximately 8% of the Company is now owned by the existing shareholders of the Company with the remaining 92% owed by Mr. Gomez.

At the same time as the Exchange Agreement, the Board of Directors of Karrison appointed Mr. Gomez as a Director of Karrison and appointed Mr. Gomez as President. Additionally, as part of the Exchange Agreement, the name of the Company was changed to American Fidelity Financial Services, Inc., to more accurately reflect the new business direction of the Company.

ITEM 2. ACQUISITION OF ASSETS

Pursuant to the Exchange Agreement, the Company acquired all of the outstanding common stock (the "American Fidelity Stock") of American Fidelity, Inc., a Louisiana corporation. The acquisition was completed effective as of April 1, 2004. The consideration paid by the Company for the American Fidelity Stock was the issuance of 9,200,000 shares of the Company's common stock in a private transaction. The determination of the number of shares of the Company to issue for the American Fidelity Stock was the result of arms length negotiations between the Company and Mr. Gomez. Although we believe the Exchange Agreement was fair to all concerned, no investment banker or other adviser was hired to determine the fairness of the transaction. Prior to the consummation of the Exchange Agreement, there was no relationship between Mr. Gomez and any person affiliated with the Company including the Company's officers, directors or shareholders. After the consummation of the Exchange Agreement, Mr. Gomez is now the Company's President and a member of the Board of Directors.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Killman, Murrell & Co., P.C. ("KM") audited the financial statements of the Company for the two years ended March 31, 2003. The report of KM on such financial statements, dated May 14, 2003 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Our Board of Directors approved the dismissal of KM on March 31, 2004.

Ham, Langston & Brezina, LLP ("HLB"), Certified Public Accountants of Houston, Texas, were appointed by the Company on March 31, 2004 to audit our financial statements for the fiscal year ended March 31, 2204. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted HLB regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of the Company's consolidated financial statements, nor has HLB provided to the Company a written report or oral advice regarding such principles or audit opinion.

During the Company's two most recent fiscal years, and since then, KM has not advised the Company that any of the following exist or are applicable:

(1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management.

(2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason, or

(3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

The Company has provided the disclosure in this Form 8-K to HLB and has given HLB an opportunity to provide a letter addressed to the Securities and Exchange Commission.

We have provided ("KM") with a copy of the disclosure provided under this caption of this Report, and advised them to provide us with a letter addressed to the Securities Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. Their response is filed with this Form 9-K as Exhibit 16.1.

ITEM 5. OTHER EVENTS

Overview

The Company was incorporated under the laws of the State of Nevada on December 12, 2000 and has been in its early developmental and promotional stages. Karrison's general plan was to buy and sell antiques through periodic sales, a web page to be developed and perhaps auctions. However, our primary activities to date have consisted of organizing the company, conducting an initial round of private and public financing to obtain "seed" capital and beginning the process of designing and implementing our business plan. The Company currently trades on the OTC Bulletin Board under the trading symbol "KSNC". A new symbol has been requested to reflect the new name, American Fidelity Financial Services, Inc.

As a result of the transactions described herein, the Company will no longer be a development stage company but rather will focus on the business strategy of American Fidelity, which is the wholesale and retail lending services.

American Fidelity Business Overview

American Fidelity, one of the nation's leading independent residential mortgage lender and loan services providers, can make first and second mortgage loans, refinance current mortgages, and issue home equity lines of credit through its loan production divisions. American Fidelity is a full-service mortgage banker that specializes in both consumer and mortgage brokers.

Additionally, American Fidelity provides the very best in both retail and wholesale lending services. Their online systems offer state of the art services to both families seeking to purchase or refinance their home and brokers who are seeking to provide quality loan services to their clientele.

American Fidelity can assist consumers and mortgage brokers in 39 states with additional licenses pending in 2 more states. American Fidelity's corporate headquarters are located in Baton Rouge, Louisiana with a total of 10 branches in Louisiana, Texas, Nevada, California, Florida and Washington. American Fidelity offers both wholesale and retail lending services.

Directors and Executive Officers

(a) Set forth below are the names, ages, and positions, with the Company of the executive officers and directors of the Company.

Name                       Age      Position(s) with Company
---------------------      ----
----------------------------------------------
Randal A. Gomez      49      President and Chairman of  the Board
Karrison Nichols       43       Director

Family Relationships

There are no family relationships between or among the executive officers and directors of the Company.

Business Experience

Mr. Gomez is currently President and Chief Executive Officer of American Fidelity, Inc. and has held this position for the past 16 years. Mr. Gomez has successfully run all aspects of American Fidelity, Inc. since its inception in 1988, including production, quality control, pre and post closing, underwriting, and secondary. American Fidelity is a full-service lender that specializes in both consumer and mortgage brokers. Mr. Gomez has over 20 years experience in Mortgage Industry, both as a Broker and in Lending. Mr. Gomez attended the University of Colorado.

Facilities

The Company maintains its executive offices at American Fidelity, Inc., 10200 Daradale Avenue, Baton Rouge, LA 70816. Their website is WWW.AMERICANFIDELITY.COM.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of April 12 , 2004 regarding the ownership of the Company's Common Stock by each shareholder known by the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, each director and all executive officers and directors as a group. Except as otherwise indicated, each of the shareholders has sole voting and investment power with respect to the share of Common Stock beneficially owned.

Name and Address                  Title     Amount and Nature    Percent
      of                           of              of              of
Beneficial Owner                  Class      Beneficial Owner     Class
----------------------------    ---------  -------------------   -------
Randal Gomez                     Common        9,200,000              92%

Karrison Nichols                  Common           330,000        0.033%

All Executive Officers and
Directors as a Group             Common     9,530,000          92.033%
(Two (2) persons)

Total issued and outstanding stock following the Stock Exchange Agreement is 10,000,000.

Copies of the Exchange Agreement are filed herewith as Exhibit 2.2, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

(1) Financial statements of American Fidelity, a Louisiana corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the day this report is due.

(b) Pro forma financial information.

(1) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the day this report is due.

(c) Exhibits

2.2 Stock Exchange Agreement

16.1 Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned duly authorized.

Karrison Compagnie, Inc.

Randal Gomez
Randal Gomez
President

Date: April 12, 2004

EXHIBIT 2.2

STOCK EXCHANGE AGREEMENT

This Stock Exchange Agreement (the "Agreement"), dated as of April 1, 2004, is by and among Karrison Compagnie, Inc., a Nevada corporation, ("KCI"), Karrison Nichols, President and Majority Shareholder of KCI ("Nichols"), American Fidelity, Inc., a Louisiana corporation ("AFI") and Randal A. Gomez ("Gomez" or "Stockholder") the sole stockholder of AFI.

R E C I T A L S

WHEREAS, Gomez is the record and beneficial owner of 100 shares of AFI common stock, $.001 par value (which shares are hereinafter collectively referred to as the "AFI Stock");

WHEREAS, KCI desires to acquire from the Stockholder, and the Stockholder desires to convey to KCI, all of the issued and outstanding AFI Stock owned by the Stockholder in exchange for shares of voting common stock, $0.001 par value of KCI (the "KCI Stock"), all on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained in this Agreement, and on the terms and subject to the conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
EXCHANGE OF SHARES

Section 1.1 AFI Stock. At the Closing (as defined herein), the Stockholder shall transfer, convey and deliver to KCI 100 shares of AFI Stock and shall deliver to KCI stock certificates representing the AFI Stock, duly endorsed to KCI or accompanied by duly executed stock powers in form and substance satisfactory to KCI.

Section 1.2 KCI Stock. Prior to the Closing, KCI will take such steps as are necessary to effect a reverse split of its currently outstanding common stock on a 2.5-to-1 basis. Upon Closing, KCI shall issue and deliver to the Stockholder 9,200,000 shares of KCI Stock. The transaction by which the transfer shall take place is referred to in this Agreement as the "Exchange".

ARTICLE II
THE CLOSING

Section 2.1 Time and Place of Closing. The Closing of the transactions provided for in this Agreement ("Closing") shall be held on or before March 31, 2004, at 2603 Fairmount, Dallas, Texas 75201, or at such other time and place as agreed upon by the parties (the "Closing Date").

Section 2.2 Closing Documents of KCI. At the Closing, KCI shall deliver or cause to be delivered to AFI the following documents:

(a) Certificates evidencing KCI Common Stock, duly executed for issuance by KCI to the Stockholder as contemplated by this Agreement, or letters of instructions from a duly authorized officer of KCI to KCI’s transfer agent, instructing the transfer agent to duly issue stock certificates evidencing the shares of Common Stock of KCI to the Stockholder, all as contemplated by this Agreement, in form and substance satisfactory to counsel for the Stockholder;

(b) Officer's Certificate required by Section 8.2(c);

(c) Resolutions of the Board of Directors as required by Section 8.2(d); and

(d) The written resignation of all Officers and Directors of KCI as required by Section 8.2(g).

Section 2.3 Closing Documents of AFI. At the Closing, AFI and the Stockholder shall deliver or cause to be delivered to KCI the following:

(a) Certificates evidencing the Stockholder's AFI Stock duly endorsed for transfer by the Stockholder to KCI as contemplated by this Agreement;

(b) Officer's Certificate required by Section 8.1(c); and

(c) Resolutions of the Board of Directors as required by Section 8.1(d).

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to KCI as follows:

Section 3.1 Ownership of the AFI Stock. Stockholder owns, beneficially and of record 100 shares of AFI Stock, which represents 100% of the common stock outstanding; except for restrictions imposed by federal and state securities laws: (i) such shares are owned by Stockholder free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances; (ii) the Stockholder has the unrestricted right and power to transfer, convey and deliver full ownership of such shares without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority; and, (iii) upon the transfer of such shares to KCI as contemplated herein, KCI will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions.

Section 3.2 Authorization. The Stockholder is of the full age of majority, with full power, capacity and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself and his spouse, if any. At the time of Closing, all action on the part of the Stockholder necessary for the authorization, execution, delivery and performance of this Agreement by the Stockholder shall have been taken. This Agreement constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

Section 3.3 Pending Claims. There is no claim, suit, action or proceeding, whether judicial, administrative or otherwise, pending or, to the best of the Stockholder's knowledge, threatened that would preclude or restrict the transfer to KCI of the AFI Stock owned by the Stockholder or the performance of this Agreement by the Stockholder.

Section 3.4 No Default. The execution, delivery and performance of this Agreement by the Stockholder does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which such Stockholder is a party or by which such Stockholder is bound.

Section 3.5 Acquisition of Stock for Investment. The Stockholder understand that the issuance of KCI Stock will not have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities acts, and, accordingly, are restricted securities, and that he represents and warrants to KCI that his present intention is to receive and hold the KCI Stock for investment only and not with a view to the distribution or resale thereof.

Additionally, the Stockholder understands that any sale by the Stockholder of any of the KCI Stock received under this Agreement will, under current law, require either: (a) the registration of the KCI Stock under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or (c) the availability of an exemption from the registration requirements of the Act and applicable state securities acts. The Stockholder understands that KCI has not undertaken and does not presently intend to file a Registration Statement to register the KCI Stock that is to be issued to the Stockholder. The Stockholder hereby agrees to execute, deliver, furnish or otherwise provide to KCI an opinion of counsel reasonably acceptable to KCI prior to any subsequent transfer of the KCI Stock, that such transfer will not violate the registration requirements of the federal or state securities acts. The Stockholder further agrees to execute, deliver, furnish or otherwise provide to KCI any documents or instruments as may be reasonably necessary or desirable in order to evidence and record the KCI Stock acquired hereby.

To assist in implementing the above provisions, the Stockholder hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the KCI Stock acquired hereby until the KCI Stock has been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT, ARE RESTRICTED AS TO TRANSFERABILITY, AND MAY NOT BE SOLD, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM

Section 3.6 Stockholder's Access to Information. The Stockholder hereby confirms and represents that he (a) has been afforded the opportunity to ask questions of and receive answers from representatives of KCI concerning the business and financial condition, properties, operations and prospects of KCI and has asked such questions as he desires to ask and all such questions have been answered to the full satisfaction of the Stockholder; (b) has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of the transactions contemplated hereby; (c) has had an opportunity to engage and is represented by an attorney of his choice; (d) has had an opportunity to negotiate the terms and conditions of this Agreement; (e) has been given adequate time to evaluate the merits and risks of the transactions contemplated hereby; and (f) has been provided with and given an opportunity to review all current information about KCI including KCI's Form 10-KSB for the fiscal year ended March 31, 2003 and KCI's Form 10-QSB for the quarter ended September 30, 2003.

Section 3.7 Disclosure. To the best of the Stockholder's knowledge, no representation or warranty of the Stockholder contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF AFI

AFI hereby represents and warrants to KCI as follows:

Section 4.1 Organization and Capitalization. AFI is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing. AFI is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business, properties or condition (financial or otherwise) of AFI. AFI does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise. The authorized capital stock of AFI consists of 100 shares of common stock, no par value, of which 100 shares are validly issued and outstanding. All of such issued and outstanding shares of AFI Stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the shares were issued in violation of any preemptive rights. There are no existing warrants, options, rights of first refusal, conversion rights, calls, commitments or other agreements of any character pursuant to which AFI is or may become obligated to issue any of its stock or securities. AFI has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock.

Section 4.2 Authorization. All corporate action on the part of AFI necessary for the authorization, execution, delivery and performance of this Agreement by AFI has been taken or will be taken prior to the Closing. AFI has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by AFI, and constitutes a valid and binding obligation of AFI, enforceable against AFI in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

Section 4.3 Financial Information. AFI has delivered its most current financial information to KCI. Such financial information is in accordance with the books and records of AFI and fairly presents the financial condition of AFI. Except as, and to the extent reflected or reserved against in the financial information, AFI, as of the date of the financial information, has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the financial information. As of the Closing Date, there will not have been any adverse change in the financial condition or other operations, business, properties or assets of AFI other than liabilities incurred in the ordinary course of business in which, in the aggregate, are not in excess of $50,000 from that reflected in the latest financial information AFI furnished to KCI pursuant hereto.

Section 4.4 Litigation. Except as set forth in Exhibit 4.3, there are no claims, actions, suits or proceedings, formal or informal, pending or, to the best knowledge of the Stockholder, threatened against AFI, nor is AFI subject to any order, judgment or decree, except in all cases, whether known or unknown, for matters which, in the aggregate, would not result in a loss to AFI in excess of $50,000.

Section 4.5 Taxes. AFI has filed all federal, state, county, city and all other local income tax returns and property tax bills and reports due or required to be filed, and has paid all taxes, interest payments and penalties, if any, required to be paid with respect thereto. AFI has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by AFI with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. There are no agreements between AFI and any taxing authority, including, without limitation, the Internal Revenue Service, waiving or extending any statute of limitations with respect to any tax return.

Section 4.6 Labor Matters. AFI is not a party or otherwise subject to any collective bargaining agreement with any labor union or association. There are no discussions, negotiations, demands or proposals that are pending or have been conducted or made with or by any labor union or association, and there are not pending or threatened against AFI any labor disputes, strikes or work stoppages. To the best of AFI's knowledge, AFI is in compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and, to its knowledge, is not engaged in any unfair labor practices. AFI is not a party to any written or oral contract, agreement or understanding for the employment of any officer, director or employee of AFI.

Section 4.7 Compliance with Laws. AFI is, and at all times prior to the date hereof has been, to the best of the Stockholder's knowledge, in compliance with all statutes, orders, rules, and regulations applicable to it or to the ownership of its assets or the operation of its business, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of AFI, and AFI has no basis to expect to receive, and has not received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

Section 4.8 No Default. The execution, delivery and performance of this Agreement by AFI does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which it is a party or by which it is bound or the Certificate of Incorporation or Bylaws of AFI or any statute, regulation, law, ordinance, judgment, decree, writ, injunction, order or ruling of any government entity.

Section 4.9 Books and Records. The books of account, minute books, stock record books and other records of AFI, all of which have been made available to KCI, are accurate and complete in all material respects and have been maintained in accordance with sound business practices.

Section 4.10 Title to Properties; Encumbrances. AFI has good title to all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of AFI, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as disclosed in the financial information of AFI, (ii) statutory liens not yet delinquent, and (iii) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

Section 4.11 Disclosure. To the best of the Stockholder's knowledge, no representation or warranties contained in this Agreement (including the exhibits and schedules hereto) contain any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

Section 4.12 Insurance. AFI maintains adequate insurance with respect to their respective businesses and are in compliance with all material requirements and provisions thereof.

Section 4.13 Material Agreements; Action. There are no material contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which AFI is a party or by which it is bound that involve or relate to: (i) any of their respective officers, directors, stockholders or partners or any Affiliate thereof; (ii) the sale of any of the assets of AFI other than in the ordinary course of business; (iii) covenants of AFI not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with AFI in any line of business or in any geographical area; (iv) the acquisition by AFI of any operating business or the capital stock of any other Person; (v) the borrowing of money or (vi) the expenditure of more than $100,000 in the aggregate or the performance by AFI extending for a period more than one year from the date hereof, other than in the ordinary course of business.

Section 4.14 No Pending Transactions. Except for the transactions contemplated by this Agreement, AFI is not a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of AFI, (ii) the sale of all or substantially all of the assets of AFI, or (iii) a change of control of more than five percent of the outstanding capital stock of AFI.

Section 4.15 Pending Claims. There is no claim, suit, action or proceeding, whether judicial, administrative or otherwise, pending or, to the best of AFI's knowledge, threatened that would preclude or restrict the transfer of the AFI Stock to the Stockholder or the performance of this Agreement by AFI.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF
KCI AND NICHOLS

KCI and Nichols, jointly and severally, hereby represent and warrant to AFI and the Stockholder as follows:

Section 5.1 Organization and Capitalization. KCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. KCI is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business, properties or condition (financial or otherwise) of KCI. KCI does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise. As of the date hereof, the authorized capital stock of KCI consists of 25,000,000 shares, of which 20,000,000 are common stock, $.001 par value of which 2,000,000 shares are validly issued and outstanding, and 5,000,000 shares are preferred stock, $.001 par value per share, of which no shares have been issued. As of the Closing Date, after giving effect to the 2.5-to-1 reverse stock split and the Amendment to the Articles of Incorporation, the authorized capital stock of KCI will consist of 25,000,000 shares, of which 20,000,000 will be common stock, $.001 par value, of which 800,000 shall be issued and outstanding, and 5,000,000 of which shall be shares of preferred stock, $.001 par value per share, none of which are issued or outstanding. All of such issued and outstanding shares of KCI Stock have been and all of the shares of KCI Stock to be issued hereby will be, at the Closing, duly authorized and validly issued and are and will be at the Closing fully paid and non-assessable. None of the shares that were issued and none of the shares to be issued hereby will be in violation of any preemptive rights. KCI has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock. There are no outstanding securities convertible into or evidencing the right to purchase or subscribe for any shares of capital stock, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating KCI to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock.

Section 5.2 Authorization. All corporate action on the part of KCI necessary for the authorization, execution, delivery and performance of this Agreement by KCI has been taken or will be taken prior to the Closing. KCI has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by KCI, and constitutes a valid and binding obligation of KCI, enforceable against KCI in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

Section 5.3 Litigation. Except as set forth in Exhibit 5.3, there are no claims, actions, suits or proceedings, formal or informal, pending or, to the best knowledge of KCI, threatened against KCI, nor is KCI subject to any order, judgment or decree. To the best of their knowledge, KCI and Nichols are not aware of any facts that might result in any claims, actions, suits or proceedings that would result in any material adverse change in the business or financial condition of KCI. To the best of their knowledge, KCI is not infringing on or otherwise acting adversely to any copyrights, trademark rights, patent rights, or licenses owned by any other person, and there is not pending claim or threatened action with respect to such rights. KCI is not obligated to make any payments in the form of royalties, fees, or otherwise to any owner or licensor of any patent, trademark, trade name or copyright.

Section 5.4 SEC Reports. During the last twelve months, KCI has filed with the SEC all of the reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, (the "SEC Filings") through the filing of its Form 10-KSB for the fiscal year ended March 31, 2003 and the Form 10-QSB for the quarter ending September 30, 2003. At the time of filing and as of the date hereof, the SEC Filings did not contain, and as of the Closing Date will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 5.5 Taxes. KCI has timely and accurately filed all federal, state, foreign and local tax returns and reports required to be filed prior to such dates and have timely paid all taxes shown on such returns as owed for the periods of such returns, including all sales taxes and withholding or other payroll related taxes shown on such returns. KCI has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and are not delinquent in the payment of any tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by KCI with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. There are no agreements between KCI and any taxing authority, including, without limitation, the Internal Revenue Service, waiving or extending any statute of limitations with respect to any tax return.

Section 5.6 Financial Information. KCI has delivered to AFI the audited balance sheet of KCI as of March 31, 2003 together with the related statements of income, changes in shareholder's equity and cash flow for the three (3) years then ended, including the related notes, all certified by Killman, Murrell & Company, P.C., independent certified public accountants. In addition, KCI has delivered to AFI the interim unaudited balance sheet of KCI as of September 30, 2003 and their related statements of earnings and stockholders' equity for the six-month period ending September 30, 2003 (the audited and unaudited balance sheet and interim financial statements are collectively referred to as the "Financial Statements"). Such Financial Statements, including the related notes, are in accordance with the books and records of KCI and fairly represent the financial position of KCI and the results of operations and changes in financial position of KCI as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, KCI as of the date of the Financial Statements has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, Nichols and KCI represent that KCI shall have no outstanding indebtedness other than $3,769 as reflected in the Form 10-QSB for the quarter ended September 30, 2003, is not in default with respect to any terms or conditions of any indebtedness and there has been no adverse change in the financial condition or other operations, business, properties or assets of KCI in excess of $5,000 from that reflected in the Financial Statements of KCI as furnished pursuant to this Agreement. KCI has not made any assignment for the benefit of creditors, nor has any involuntary or voluntary petition in bankruptcy been filed by or against KCI.

Section 5.7 Books and Records. The books of account, minute books, stock record books and other records of KCI, all of which have been made available to AFI, are accurate and complete in all material respects and have been maintained in accordance with sound business practices.

Section 5.8 Labor Matters. KCI is not a party or otherwise subject to any collective bargaining agreement with any labor union or association. There are no discussions, negotiations, demands or proposals that are pending or have been conducted or made with or by any labor union or association, and there are not pending or threatened against KCI any labor disputes, strikes or work stoppages. To the best of KCI's and Nichols's knowledge, KCI is in compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and, to its knowledge, is not engaged in any unfair labor practices. KCI is not a party to any written or oral contract, agreement or understanding for the employment of any officer, director or employee of KCI.

Section 5.9 Compliance with Laws. KCI is, and at all times prior to the date hereof has been, to the best of its knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of their assets or the operation of their businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of KCI. KCI and Nichols have no basis to expect, nor have they received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation by KCI.

Section 5.10 Title to Properties; Encumbrances. KCI has good and marketable title to all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of KCI, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as disclosed in the Financial Statements of KCI, (ii) statutory liens not yet delinquent, and (iii) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

Section 5.11 Disclosure. To the best of KCI's and Nichols' knowledge, no representation or warranty of KCI contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

Section 5.12 No Default. The execution, delivery and performance of this Agreement by KCI does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which it is a party or by which it is bound or the Certificate of Incorporation or Bylaws of KCI or any statute, regulation, law, ordinance, judgment, decree, writ, injunction, order or ruling of any government entity.

Section 5.13 Material Agreements; Action. There are no material contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which KCI is a party or by which it is bound that involve or relate to: (i) any of their respective officers, directors, stockholders or partners or any Affiliate thereof; (ii) the sale of any of the assets of KCI other than in the ordinary course of business; (iii) covenants of KCI not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with KCI in any line of business or in any geographical area; (iv) the acquisition by KCI of any operating business or the capital stock of any other Person; (v) the borrowing of money or (vi) the expenditure of more than $100,000 in the aggregate or the performance by KCI extending for a period more than one year from the date hereof, other than in the ordinary course of business.

Section 5.14 Pending Claims. There is no claim, suit, action or proceeding, whether judicial, administrative or otherwise, pending or, to the best of KCI's or Nichols' knowledge, threatened that would preclude or restrict the transfer of the KCI Stock to the Stockholder or the performance of this Agreement by KCI.

Section 5.15 Insurance. KCI maintains adequate insurance with respect to their respective businesses and are in compliance with all material requirements and provisions thereof.

Section 5.16 Employee Benefit Plans. KCI is not a party to any employee benefit plan.

Section 5.17 No Pending Transactions. Except for the transactions contemplated by this Agreement, KCI is not a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of KCI, (ii) the sale of all or substantially all of the assets of KCI, or (iii) a change of control of more than five percent of the outstanding capital stock of KCI.

ARTICLE VI
COVENANTS OF KCI AND NICHOLS
PRIOR TO THE CLOSING DATE

Section 6.1 Prohibited Transactions. To induce AFI to proceed with this Agreement, KCI and Nichols agree that until the Closing Date or the termination of this Agreement neither Nichols nor any representative of KCI will offer to sell or solicit any offer to purchase or engage in any discussions or activities of any nature whatsoever, directly or indirectly, involving in any manner the actual or potential sale, transfer, encumbrance, pledge, collateralization or hypothecation of any capital stock or the assets of KCI. Nichols and KCI hereby agree to advise AFI of any contact from any third party regarding the proposed acquisition or other investment in KCI or of any contact which would relate to the transactions contemplated by this Agreement.

Section 6.2 Access; Due Diligence. Between the date of this Agreement and the Closing Date, KCI and Nichols shall (a) provide AFI and its authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of KCI and to the books and records of KCI; (b) permit AFI or any of its authorized representatives to make inspections thereof; and (c) cause the officers and advisors of KCI to furnish AFI with such financial and operating data and other information with respect to the business and properties of KCI and to discuss with AFI and its authorized representatives the affairs of KCI as AFI may from time to time reasonably request. If, for any reason, the transactions contemplated by this Agreement are not consummated, AFI will, upon KCI's request, promptly return to KCI all copies of such information obtained pursuant to this Section 6.2 which is in its possession or in the possession of its representatives and will destroy all copies of any analysis, compilations, studies or other documents prepared by it or for its use containing or reflecting any information obtained pursuant to this Section 6.2 and will furnish KCI with prompt written confirmation of such destruction.

Section 6.3 Conduct of Business. From the date of the execution hereof until the Closing Date, Nichols and KCI shall operate the business of KCI in the ordinary course consistent with past practices, and will not:

        (a) increase the compensation payable or to become payable to employees of KCI;
        (b) incur any liabilities or obligations other than in the ordinary course consistent with past practice;
        (c) make any change in any method, practice, or principle of accounting involving the business or assets of KCI;
        (d) pay, loan or advance any material monetary amount or other asset to, or sell, transfer or lease any asset to any officer, director or employee involved in the business except for normal compensation involving salary and benefits;
        (e) issue, sell or otherwise dispose of any of its equity securities, or create, sell or dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its equity securities;
        (f) sell or otherwise dispose of any equity securities of KCI, or create or cause to be created any encumbrance thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any equity securities in KCI;
        (g) reclassify, split up or otherwise change any of its equity securities, except for the 2.5-to-1 reverse split as contemplated and agreed to by AFI herein;
        (h) be a party to any merger, consolidation or other business combination;
         (i) sell, lease, license or otherwise dispose of any of its properties or assets (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of KCI, except in the ordinary course of business; or
        (j) agree to take any action described in this Section 6.3.

ARTICLE VII
COVENANTS OF AFI
PRIOR TO THE CLOSING DATE

Section 7.1 Access; Due Diligence. Between the date of this Agreement and the Closing Date, AFI shall (a) provide KCI and its authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of AFI and to the books and records of AFI; (b) permit KCI or any of its authorized representatives to make inspections thereof; and (c) cause the officers and advisors of AFI to furnish KCI with such financial and operating data and other information with respect to the business and properties of AFI and to discuss with KCI and its authorized representatives the affairs of AFI as KCI may from time to time reasonably request. If, for any reason, the transactions contemplated by this Agreement are not consummated, KCI will, upon AFI's request, promptly return to AFI all copies of such information obtained pursuant to this Section 7.1 which is in its possession or in the possession of its representatives and will destroy all copies of any analysis, compilations, studies or other documents prepared by it or for its use containing or reflecting any information obtained pursuant to this Section 7.1 and will furnish AFI with prompt written confirmation of such destruction.

Section 7.2 Conduct of Business. From the date of the execution hereof until the Closing Date, AFI shall operate the business of AFI in the ordinary course consistent with past practices, and will not:

        (a) increase the compensation payable or to become payable to employees of AFI;
        (b) incur any liabilities or obligations other than in the ordinary course consistent with past practice;
        (c) make any change in any method, practice, or principle of accounting involving the business or assets of AFI;
        (d) pay, loan or advance any material monetary amount or other asset to, or sell, transfer or lease any asset to any officer, director or employee involved in the business except for normal compensation involving salary and benefits and other than year end bonuses as reasonable and consistent with past practices;
         (e) issue, sell or otherwise dispose of any of its equity securities, or create, sell or dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its equity securities;
         (f) sell or otherwise dispose of any equity securities of AFI, or create or cause to be created any encumbrance thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any equity securities in AFI;
        (g) reclassify, split up or otherwise change any of its equity securities;
        (h) be a party to any merger, consolidation or other business combination;
        (i) sell, lease, license or otherwise dispose of any of its properties or assets (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of AFI, except in the ordinary course of business; or
        (j) agree to take any action described in this Section 7.2.

ARTICLE VIII
CONDITIONS TO CLOSING

8.1 Conditions to the Obligations of KCI and Nichols. The obligations of KCI and Nichols to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by KCI and Nichols for purposes of consummating such transaction.

        (a) Representation and Warranties Correct. The representations and warranties of AFI and Stockholder set forth in this Agreement shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date;
        (b) Covenants. AFI and Stockholder shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with on or prior to the Closing Date;
        (c) Officer's Certificate. KCI shall have received a certificate, dated the Closing Date and signed by the President of AFI to the effect set forth in Section 8.1(a) and 8.1(b) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions;
        (d) Corporate Resolutions. KCI shall have received corporate resolutions of AFI, certified by an authorized officer, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date;
        (e) Reverse Stock Split. KCI shall have effected a 2.5-to-1 reverse split of its shares of current outstanding common stock;
        (f) Corporate Changes. KCI shall have amended its Articles of Incorporation to effect a name change to "American Fidelity, Inc." and to maintain the authorized capital stock of KCI at 25,000,000 shares, of which 20,000,000 shall be common stock, $.001 par value per share, and 5,000,000 shall be preferred stock, $.001 par value per share;         (g) No Action or Proceedings. No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby against Buyer.

8.2 Conditions to the Obligations of AFI. The obligations of AFI and Gomez to effect the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by AFI and Gomez for purposes of consummating such transaction.

        (a) Representations and Warranties Correct. The representations and warranties of KCI and Nichols set forth herein shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date;
        (b) Covenants. KCI and Nichols shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by Seller on or prior to the Closing Date;
        (c) Officer's Certificate. AFI shall have received a certificate, dated the Closing Date and signed by the President of KCI to the effect set forth in Section 8.2(a) and 8.2(b) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions;
        (d) Corporate Resolutions. AFI shall have received corporate resolutions of KCI, certified by an authorized officer, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date; and
        (h) Reverse Stock Split. KCI shall have effected a 2.5-to-1 reverse split of its shares of current outstanding common stock;
        (i) Corporate Changes. KCI shall have amended its Articles of Incorporation to effect a name change to "American Fidelity, Inc." and to maintain the authorized capital stock of KCI at 25,000,000 shares, of which 20,000,000 shall be common stock, $.001 par value per share, and 5,000,000 shall be preferred stock, $.001 par value per share;
(e) Resignation of KCI Officers and Directors: KCI shall have provided AFI with the written resignation of all Officers and Directors

(f) No Action or Proceedings. No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby against Seller.

ARTICLE IX
INDEMNIFICATION

Section 9.1 Indemnification from KCI and Nichols. KCI and Nichols, jointly and severally, hereby agree to and shall indemnify, defend (with legal counsel reasonably acceptable to AFI), and hold AFI their officers, directors, employees, affiliates, agents, legal counsel, successors and assigns (the "AFI Group") harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys' fees and costs of any suit related thereto) suffered or incurred by any of the AFI Group arising from (a) any misrepresentation by, or breach of any covenant or warranty of KCI or Nichols contained in this Agreement, or any exhibit, certificate, or other instrument furnished or to be furnished by KCI or Nichols hereunder, (b) any nonfulfillment of any agreement on the part of KCI or Nichols under this Agreement, or (c) from any material misrepresentation in or material omission from, any certificate or other instrument furnished or to be furnished to AFI hereunder; or (d) any suit, action, proceeding, claim or investigation against KCI which arises from or which is based upon or pertaining to KCI's or Nichols's conduct or the operation or liabilities of any business of KCI prior to the Closing.

Section 9.2 Indemnification from AFI. AFI agrees to and shall indemnify, defend (with legal counsel reasonably acceptable to KCI) and hold KCI and Nichols, their officers, directors, employees, affiliates, agents, legal counsel, successors and assigns (the "KCI Group") harmless at all times after the date of the Agreement from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by any of the KCI Group, arising from (a) any misrepresentation by, or breach of any covenant or warranty of AFI contained in this Agreement or any exhibit, certificate, or other agreement or instrument furnished or to be furnished by AFI hereunder; (b) any nonfulfillment of any agreement on the part of AFI under this Agreement; (c) from any material misrepresentation in or material omission from, any exhibit, certificate or other agreement or instrument furnished or to be furnished to KCI or Nichols hereunder; or (d) any suit, action, proceeding, claim or investigation against KCI or Nichols which arises from or which is based upon or pertaining to AFI's conduct or the operation or liabilities of any business owned or operated by AFI prior to the Closing.

Section 9.3 Defense of Claims. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

Section 9.4 Default of Indemnification Obligation. If an entity or individual having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

ARTICLE X
MISCELLANEOUS

Section 10.1 Termination of Agreement. This Agreement shall terminate and be of no force and effect if: (i) the transactions contemplated by this Agreement including the share exchange are not consummated on or before March 31, 2004, (unless extended by all of the parties hereto in writing); or (ii) all of the parties agree in writing to terminate this Agreement.

Section 10.2 Default. KCI or AFI may, on or at any time prior to the Closing Date, terminate this Agreement by notice to the other party in the event:

        (a) The other party has defaulted by failing to perform any of its covenants and agreements contained in this Agreement; and
         (b) Such default has not been fully cured within five (5) days after receipt of the notice specifying particularly the nature of the default.

Section 10.3 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

      (a)             If to KCI:
                      -------------
                      KCI Corporation
                      2603 Fairmont
                      Dallas, Texas 75201

                      With a copy to:
                      ---------------
                      Steven B. Holmes
                      Hoge Carter Holmes & Gameros PLLC
                      4311 Oak Lawn Avenue, Suite 600
                      Dallas, Texas 75219
                      Telephone: (214) 765-6000
                      Telecopier: (214) 292-9354

          (b)         If to the Stockholder:
                      ---------------------

                      Randal A. Gomez
                      American Fidelity, Inc.
                      11941 Justice Avenue
                      Baton Rouge, LA  70816

                      With a copy to:
                      ---------------

                      Robert D. Axelrod
                      Axelrod, Smith & Kirshbaum
                      5300 Memorial Drive, Suite 700
                      Houston, Texas  77007
                      Telephone: (713) 861-1996
                      Telecopier: (713) 552-0202

All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, sent certified mail, return receipt requested, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

Section 10.4 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, which consent will not be unreasonably withheld. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

Section 10.5 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

Section 10.6 Counterparts and Facsimiles. This Agreement may be executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

Section 10.7 Section Headings. The section headings contained in this Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

Section 10.8 Entire Agreement. This Agreement, the documents to be executed hereunder and the exhibits and schedules attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits and schedules referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

Section 10.9 Survival. All statements of fact contained in this Agreement, or in any memorandum, certificate, letter, document, or other instrument delivered by or on behalf of AFI or KCI pursuant to this Agreement shall be deemed representations and warranties made by any such party, respectively, to the other party under this Agreement. The covenants, representations, and warranties of the parties shall survive the Closing Date, and all inspections, examinations, or audits on behalf of the parties for a period of one (1) year following the Closing Date.

Section 10.10 Public Announcements. The parties hereto agree that prior to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

Section 10.11 Gender. All personal pronouns used in this Agreement shall include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

Section 10.12 Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to principles of conflict of laws. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the parish of East Baton Rouge, Louisiana.

Section 10.13 Costs and Expenses. KCI shall pay all of the fees and expenses incurred by it, and AFI shall pay all of the fees and expenses incurred by it, in negotiating and preparing this Agreement (and all other agreements executed in connection herewith or therewith) and in consummating the transactions contemplated by this Agreement.

Section 10.14 No Third-Party Beneficiaries. Nothing in this Agreement will confer any third party beneficiary or other rights upon any person that is not a party to this Agreement.

Section 10.15 Further Assurances. Each party covenants that at any time, and from time to time after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to conform or perfect or to otherwise carry out the intent and purposes of this Agreement.

Section 10.16 Exhibits Not Attached. Any exhibits not attached hereto on the date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating such exhibit, upon their respective acceptance of its terms, conditions and/or form.

Section 10.17 Lock Up Agreement. Simultaneous with the Closing of the Exchange, Karrison Nichols, Debbie Taylor and Steve Holmes (the "KCI Shareholders") will enter into a "lock-up" agreement providing that the KCI Shareholders will not collectively sell more shares than the amounts set forth in the following table during any three-month period after the consummation of the Exchange until the expiration of the periods also set forth in the following table:

----------------------------------------------------------- --------------------------------------------------------

MAXIMUM NUMBER OF SHARES ALLOWED TO BE SOLD BY THE          TIME PERIOD DURING WHICH MAXIMUM AMOUNT OF SHARES CAN
SHAREHOLDERS DURING SPECIFIED TIME PERIOD                   BE SOLD
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                          25,000                            3 month period commencing on the Closing Date of the
                                                            Exchange
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                          25,000                            3 month period commencing 3 months after the Closing
                                                            Date of the Exchange
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                          50,000                            3 month period commencing 6 months after the Closing
                                                            Date of the Exchange
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

                         100,000                            3 month period commencing 9 months after the Closing
                                                            Date of the Exchange
----------------------------------------------------------- --------------------------------------------------------

Upon the earliest to occur of: (1) one year after the consummation of the Exchange or (2) the date upon which prices for KCI’s shares are listed on the NASDAQ/Small Cap quotation system, the KCI Shareholders shall be free to sell their shares in such amounts and at such times as are legally allowed.

Section 10.18 Issuance of Additional Stock to Affiliated Persons. AFI and KCI acknowledge and agree that during the six month period after the consummation of the Exchange, up to 200,000 shares of KCI may be issued to existing or future consultants, employees, officers or directors of AFI on such terms and conditions as are approved by the directors of KCI.

Section 10.19 Preemptive Rights. For a period of one (1) year after the Closing Date, or until the lockup agreements discussed in Section 10.17 are terminated, whichever is sooner ("Preemptive Period"), AFI and KCI acknowledge and agree that KCI shall not issue any shares to any persons unless KCI receives at least $1.00 per share sold. In the event that KCI issues any shares of common stock to any person during the Preemptive Period, the parties subject to the lockup agreements as set forth in Section 10.17 shall have preemptive rights to maintain their then current percentage ownership of the outstanding shares of common stock by purchasing shares of the common stock at the same price per share as is then being issued by KCI. Notwithstanding any of the foregoing, these preemptive rights shall not apply to any shares issued to existing or future consultants, employees, officers or directors of AFI on such terms and conditions as are approved by the directors of KCI.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Stock Exchange Agreement to be executed effective as of the day and year first above written.

KARRISON COMPAGNIE, INC.            By:___/s/Karrison Nichols__________
                                      -----------------------
                                    Its:_____President____________________
                                             -----------------------------

KARRISON Nichols                    ______/s/ Karrison Nichols_______
                                         ---------------------
                                 President, Director and Majority Stockholder
                                         of Karrison Compagnie , Inc.

AMERICAN FIELITY, INC.              By:___/s/ Randal A. Gomez___________
                                      ----------------------------------
                                    Its:___President______________________
                                       -----------------------------------

STOCKHOLDER                          ______/s/ Randal A. Gomez____________
                                     -------------------------------------
                                 Randal A. Gomez, President and Sole Shareholder
                                           of American Fidelity, Inc.

EXHIBIT 16.1

Killman, Murrell & Company, P.C.
Certified Public Accountants

    505 N. Big Spring, Suite 603        1931 E. 37th Street, Suite 7            4049 St. Christopher
        Midland, Texas 79701                 Odessa, Texas 79762                 Dallas, Texas 75287
           (915) 686-9381                       (915) 363-0067                      (972) 862-3975
         Fax (915) 684-6722                   Fax (915) 363-0376                  Fax (972) 862-7894

April 2, 2004

Randal A. Gomez
American Fidelity Financial Services, Inc.
10200 Daradale Avenue
Baton Rouge, LA 70816

RE: Karrison Compagnie, Inc.
Current Report on Form 8-K
Filed April 5, 2004

Dear Mr. Gomez:

This will confirm that Karrison Compagnie, Inc. (the "Company") has chosen to change its accountants from this firm to Ham, Langston and Brezina, LLP and that we have consented to this change. This will also confirm that we have reviewed the Form 8-K and agree with the statements made therein concerning the Company's selection of a new auditor.

If you have any questions or if we can be any further assistance, please contact us.

Very Truly Yours,

/s/ Killman, Murrell & Co., P.C.

Killman, Murrell & Co., P.C.